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                               SCHEDULE 14A INFORMATION

                      Proxy Statement Pursuant to Section 14(a)
                       of the Securities Exchange Act of 1934



Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/X/ Preliminary Proxy Statement

/ / Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

/ / Definitive Proxy Statement

/ / Definitive Additional Materials

/ / Soliciting Materials Pursuant to Section 240.14a-11(c) or 240.14a-12

                     COMPOST AMERICA HOLDING COMPANY, INC.
------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

    1)   Title of each class of securities to which transaction applies:

         ---------------------------------------------------------------

    2)   Aggregate number of securities to which transaction applies:

         ---------------------------------------------------------------

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth in the amount on which the filing fee is calculated and state how it was determined):

         ---------------------------------------------------------------


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    4)   Proposed maximum aggregate value of transaction:

         ---------------------------------------------------------------
    5)   Total fee paid:

         ---------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

--------------------------

2) Form, Schedule or Registration Statement No.

--------------------------

3) Filing Party:

--------------------------

4) Date Filed:

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                        COMPOST AMERICA HOLDING COMPANY, INC.
                    320 Grand Avenue, Englewood, New Jersey 07631

                      Notice of Special Meeting of Shareholders


To the Shareholders of Compost America Holding Company, Inc.:

NOTICE IS HEREBY GIVEN that a special meeting of the shareholders of COMPOST AMERICA HOLDING COMPANY, INC. (the "Company") will be held at the offices of the Company, 320 Grand Avenue, Englewood, New Jersey 07631, on Thursday, October 30, 1997, at the hour of 10:00 o'clock in the morning (local time) for the following purposes:

1. To approve an Amendment to the Company's Certificate of Incorporation which would provide that the number of Directors of the Company and the length of their terms shall be as provided in the By-Laws of the Company; and

2. To transact such further or other business as may properly come before the meeting or any adjournment or adjournments thereof.

                             --------------------

The Board of Directors has fixed the close of business on September 15, 1997 as the record date for the determination of shareholders entitled to receive notice of and to vote at the meeting.

DATED the 9th day of October, 1997.

BY ORDER OF THE BOARD OF DIRECTORS


Robert E. Wortmann, Secretary

                        PLEASE RETURN YOUR SIGNED PROXY

NOTE: Shareholders who are not able to be personally present at the special meeting are requested to promptly sign and return, in the enclosed envelope provided for that purpose, the accompanying form of proxy for use at the meeting. This will not prevent you from voting in person at the meeting. It will, however, help assure a quorum and avoid added proxy solicitation costs.

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                        COMPOST AMERICA HOLDING COMPANY, INC.
                    320 Grand Avenue, Englewood, New Jersey 07631

                             --------------------
                               PROXY STATEMENT
                             --------------------

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of COMPOST AMERICA HOLDING COMPANY, INC. (the "Company") for use at a special meeting of the shareholders of the Company to be held on Thursday, October 30, 1997 at the hour of 10:00 o'clock in the morning (local time) at the offices of the Company, 320 Grand Avenue, Englewood, New Jersey 07631 for the purposes set out in the accompanying notice of meeting.

It is expected that the solicitation will be primarily by mail, but proxies also may be solicited personally or by telephone by officers and employees of the Company who will not receive additional compensation for such solicitation. The cost of solicitation of proxies will be borne directly by the Company.

The form of proxy forwarded to shareholders with the notice of meeting confers discretionary authority upon the proxy nominees with respect to variations of matters identified in the notice of meeting, or other matters that may properly come before the meeting. The form of proxy allows the shareholder to specify that the shares registered in his name shall be voted for or voted against or withheld from voting regarding the proposed amendment to the Company's Certificate of Incorporation as specified in the Notice of Meeting.

The shares represented by proxies in favor of Management nominees will be voted for or voted against or withheld from voting for the amendment to the Company's Certificate of Incorporation, in each case, in accordance with the specifications made by the shareholders.

In respect of proxies in which the shareholders have failed to specify how the proxy nominees are required to vote, the shares represented by the proxies in favor of Management nominees will be VOTED FOR the proposed amendment to the Company's Certificate of Incorporation.

For voting purposes, abstentions will be counted for the purpose of establishing a quorum and will not be voted. Broker non-votes will not be counted for the purpose of establishing a quorum and will not be voted.

Proxies given by shareholders for use at the meeting may be revoked at any time prior to their use. In addition to revocation in any

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manner permitted by law, a proxy may be revoked in any one of the following ways:

(a) by signing a form of proxy bearing a later date and depositing it with the Secretary of the Company;

(b) as to any matter on which a vote has not already been cast pursuant to the authority conferred by such proxy, by signing written notice of revocation and delivering it to either the Secretary or the Chairman of the meeting;

(c) by attending the meeting in person and personally voting the shares represented by the proxy; or

(d) by instrument in writing executed by the shareholder or by his attorney authorized in writing, or, if the shareholder is a corporation, under its corporate seal, or by an officer or attorney thereof duly authorized, and deposited either at the head office of the Company at any time up to and including the last business day preceding the day of the meeting, or any adjournment thereof, at which the proxy is to be used, or with the Chairman of such meeting on the day of the meeting, or adjournment thereof, and upon either of such deposits the proxy is revoked.


                     VOTING SHARES AND PRINCIPAL HOLDERS THEREOF

The authorized capital of the Company consists of 25,000,000 Preferred Shares, no par value, of which 5,000,000 shares have been designated as Series B Preferred Shares (the "Preferred Shares") and 50,000,000 common shares, no par value (the "Common Shares").

As at September 15, 1997, 801,000 Series B Preferred Shares and 19,578,777 Common Shares are issued and outstanding as fully paid and non-assessable. Holders of outstanding Common Shares of record at the close of business on September 15, 1997 will be entitled to one vote per share at the special meeting to be held on October 30, 1997. Holders of Series B Preferred Shares are not entitled to vote.

                          SUMMARY OF PRINCIPAL FEATURES
                                OF COMMON SHARES

Dividend Rights

Holders of Common Shares are entitled to receive such dividends as may be declared by the board of directors of the Company out of the profits arising out of the business of the Company.

Voting Rights

Holders of Common Shares are entitled to one vote for each share


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held on every matter submitted to a vote of shareholders.  Shareholders do not have the right to cumulate their votes in the election of directors.

Liquidation Rights

In the event of any liquidation, dissolution or winding-up of the Company, after provision for payment of the debts and other liabilities of the Company, including the Company's obligations to the holders of its Preferred Shares, the holders of the Common Shares shall be entitled to share rateably in the remaining assets of the Company.

Miscellaneous

There are no conversion rights, pre-emptive rights or liabilities to calls or assessment with regard to the Common Shares.

Transfer Agent and Registrar

Chase Mellon Shareholder Services, 450 West 33rd Street, New York, New York 10001 is the transfer agent and registrar for the Common Shares.

                               PRINCIPAL HOLDERS

The Company's only class of voting securities is its Common Stock.
The following table sets forth, as of August 31, 1997 all persons known by the Company to be a beneficial owner of more than five percent of the Company's Common Stock and the Common Stock ownership in the Company, directly or indirectly, by each of its directors and executive officers and by all directors and executive officers of the Company as a group.


                                     Amount and
                                     Nature of
Name and Address                     Beneficial      Percent of
of Beneficial Owners (1)             Ownership         Class
------------------------            ------------     ----------

Pasquale J. Dileo                      397,360(2)         2.0%
  832 Bay Avenue
  Toms River, NJ 08753
  (Director)

John B. Fetter                       2,748,612(3)        14.0%
  820 Gatemore Road
  Bryn Mawr, PA 19010
  (Vice President, Trea-
   surer, Acting Director)


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Alfred A. Rattie                       595,000            3.0%
  29 East Ridge Avenue
  Sellersville, PA 18960
  (Vice President)

Roger E. Tuttle                      4,407,105(4)        21.4%
  3105 Gibson Lane
  Doylestown, PA 18901
  (President, CEO, Director)

Robert E. Wortmann                   2,002,358(5)        10.1%
  80 Knollwood Road
  Upper Saddle River, NJ 07158
  (Secretary, Director)

Victor D. Wortmann, Sr.              1,922,358(6)         9.7%
  47 Mill Glen Road
  Upper Saddle River, NJ 07158
  (Chairman)

Officers and Directors As           11,667,935(7)        55.1%
As A Group (6 Persons)

---------------
* Less than 1%

(1) Unless otherwise indicated, each person named in the table exercises sole voting and investment power with respect to all shares beneficially owned.

(2) Includes 139,000 shares owned directly by Mr. Dileo and 258,360 shares owned by Select Acquisitions, Inc., of which Mr. Dileo is President.

(3) Includes 2,528,612 shares owned by John B. Fetter directly, 100,000 shares owned by Marilyn S. Fetter, his wife and 120,000 shares owned by various trusts, of which John B. Fetter is a trustee.

(4) Includes 2,333,509 shares owned by Roger E. Tuttle directly, 6,000 shares owned by William Tuttle, his son and 100,000 shares owned by Elizabeth Tuttle, his wife. Also includes 967,596 shares over which Mr. Tuttle has voting control and 1,000,000 shares which may be acquired within sixty (60) days upon the exercise of options.

(5) Includes 807,500 shares owned by Robert E. Wortmann directly, 40,000 shares owned by Mary Wortmann, his wife, 150,000 shares owned by Robert E. Wortmann, Jr., his son, 150,000 shares owned by Erika Wortmann, his daughter, 150,000 shares owned by Andrea Wortmann, his daughter and 404,858 shares owned by VRH Construction


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Corporation, a company controlled by Mr. Wortmann and his brother, Victor D.
Wortmann, Sr. Also included in the holdings of Victor D. Wortmann, Sr. Also includes 300,000 shares which may be acquired within sixty (60) days upon the exercise of options.

(6) Includes 817,500 shares owned by Victor D. Wortmann, Sr. directly, 200,000 shares owned by Victor D. Wortmann, Jr., his son, 200,000 shares owned by Susan Ann Curran, his daughter and 404,858 shares owned by VRH Construction Corporation, a company controlled by Mr. Wortmann and his brother, Robert E. Wortmann. Also included in the holdings of Robert E. Wortmann. Also includes 300,000 shares which may be acquired within sixty (60) days upon the exercise of options.

(7) Includes 1,600,000 shares which may be acquired within sixty (60) days upon the exercise of options and warrants. As at August 31, 1997, the Company had 19,578,777 shares outstanding. An additional 4,561,460 shares were subject to acquisition within sixty (60) days upon the exercise of options and warrants, for a total of 24,140,237.


                                PROPOSAL NO. 1
                    AMENDMENT TO CERTIFICATE OF INCORPORATION

BACKGROUND

Article FIFTH of the Company's Restated Certificate of Incorporation, filed February 8, 1995, states:

"FIFTH: The Board of Directors shall consist of three (3) Directors. The current Board consists of the following Directors:
Thomas C. Martin, 152 Branch Avenue, Red Bank, New Jersey."

On February 10, 1995 Roger E. Tuttle and Robert E. Wortmann became Directors of the Company and Thomas C. Martin resigned as a Director. Thereafter Pasquale Dileo became a Director of the Company, Victor D. Wortmann, Sr. assumed the role of Chairman of the Board and John B. Fetter acted in the capacity of a Director.

On September 16, 1997 the Company's Board of Directors unanimously passed the following resolution (the "Resolution"):

RESOLVED, that Article FIFTH of the Company's Restated Certificate of Incorporation be deleted in its entirety and be replaced by the following Article FIFTH: "The number of directors of the corporation and the length of the term of each such director shall be as set forth in the By-Laws of the corporation."

The By-Laws of the Company presently provide that the Company's Board of Directors shall consist of three Directors.


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REASONS IN SUPPORT OF THE RESOLUTION

Management of the Company unanimously supports the resolution because it will enable the Company, should it deem it desirable, to expand its Board of Directors beyond the current three members. As the Company grows, management believes that diversity among directors is important, and an increased Board size would enable such diversity to be effected. In addition, and assuming the other listing criteria can be satisfied, the Company intends to apply for listing on the NASDAQ Small Cap Stock Market. One of the listing requirements is that the Company must have "two independent directors." Therefore, the Company would need to increase the size of its Board to accommodate these two independent directors.

Should the Resolution be approved and should the directors of the Company amend the Company's By-Laws to enlarge the size of the Board beyond the current three members, then any newly appointed directors shall serve for a term of one year or until the next annual meeting of shareholders.

REASONS AGAINST THE RESOLUTION

This Resolution would remove from the shareholders of the Company the power to determine the size of the Company's Board of Directors and instead would vest that power in the Company's directors.

REQUIRED VOTE

The quorum requirement for the meeting for the consideration of this Resolution is the presence, in person or by proxy, of holders of common shares entitled to cast a majority of the votes at the meeting. To be effective, the Resolution referred to herein must be passed by a majority of the votes cast at a meeting of shareholders by the holders of common shares entitled to vote thereon.

All Officers and Directors of the Company, their spouses and their affiliates have indicated to the Company that they intend to vote their shares in favor of the passing of the Resolution described herein. Such persons control 10,067,935 Common Shares, or 51% of the Company's 19,578,777 total Common Shares entitled to vote.

EFFECTIVE DATE OF AMENDMENT

If the proposed Resolution is approved by the Company's shareholders, management of the Company anticipates filing an Amendment to the Company's Certificate of Incorporation reflecting the proposed amendment to Article FIFTH with the office of the Secretary of State of the State of New Jersey on October 30th or October 31st, 1997. The Amendment would become effective upon acceptance of this filing.


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                                OTHER BUSINESS

The Board of Directors is not aware of any other business which may come before the meeting. However, if any other matters do properly come before the meeting, it is the intention of the persons named in the accompanying form of proxy, pursuant to discretionary authority conferred thereby, to vote the proxy in accordance with their best judgment on such matters.


                          ABSENCE OF APPRAISAL RIGHTS

The Shareholders of the Company are not entitled to appraisal or similar rights in connection with any of the matters set out in the notice of meeting.


                             AVAILABLE INFORMATION

The Company currently complies with the periodic reporting requirements of the Securities Exchange Act of 1934 as well as the provisions regulating proxy solicitation and insider trading under that Act and, accordingly, files reports, proxy statements and other information with the Securities and Exchange Commission. Such reports, proxy statements and other information can be inspected at the Public Reference Room offices of the Commission at 450 Fifth Street N.W., Washington, D.C. 20549, and copies of such material can be obtained from the Commission at prescribed rates.

A copy of the Company's Form 10-KSB annual report for the year ended April 30, 1997 filed with the Securities and Exchange Commission may be obtained by any shareholder without charge by writing to the Company.


                             APPROVAL OF DIRECTORS

The contents and the sending of this proxy statement have been approved by the Board of Directors of the Company.

DATED the 9th day of October, 1997.


"Robert E. Wortmann"
"Secretary"
                                       8


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                        COMPOST AMERICA HOLDING COMPANY, INC.
                    320 Grand Avenue, Englewood, New Jersey 07631

                             --------------------


            FORM OF PROXY FOR USE AT THE SPECIAL MEETING OF SHAREHOLDERS

                               October 30, 1997


The undersigned shareholder of COMPOST AMERICA HOLDING COMPANY, INC. (the "Company") hereby appoints Roger E. Tuttle, President of the Company, or failing him, Robert E. Wortmann, Secretary of the Company, OR INSTEAD OF EITHER OF THE FOREGOING

            ............................................................
as nominee of the undersigned to attend and act for and on behalf of the undersigned at the special meeting of the shareholders of the Company to be held on Thursday, the 30th day of October, 1997, and at any adjournment or adjournments thereof, to the same extent and with the same power as if the undersigned was personally present at the said meeting or such adjournment or adjournments thereof and without limiting the generality of the power hereby conferred, the proxy nominees designated above are directed, with regard to the shares registered in the name of the undersigned, to:

1. VOTE FOR  / /    OR VOTE AGAINST  / /    OR WITHHOLD FROM VOTING  / /  to
Amend the Company's Certificate of Incorporation to provide that the number of Directors of the Company and the length of their terms shall be as provided in the By-Laws of the Company. (Note 1)

If any amendments or variations to the matters above referred to or if any other matters identified in the notice of meeting are proposed at the meeting or any adjournment or adjournments thereof or if any other matters which are not now known to Management should properly come before the meeting or any adjournment or adjournments thereof, this proxy confers discretionary authority on the person voting the proxy to vote on such amendments or variations or such other matters in accordance with the best judgment of such person.

THIS PROXY IS SOLICITED BY MANAGEMENT AND BY THE BOARD OF DIRECTORS OF THE COMPANY. A SHAREHOLDER HAS THE RIGHT TO APPOINT A PERSON (WHO NEED NOT BE A SHAREHOLDER) TO REPRESENT HIM AND TO ATTEND, VOTE AND ACT FOR HIM AND ON HIS BEHALF AT THE MEETING OTHER THAN THE PROXY NOMINEE DESIGNATED ABOVE AND MAY EXERCISE SUCH RIGHT BY INSERTING THE NAME OF A PERSON HE NOMINATES AS PROXY NOMINEE IN THE BLANK SPACE PROVIDED ABOVE FOR THAT PURPOSE.

A shareholder who has submitted a proxy for the meeting may revoke it at any time before it is voted at the meeting.


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DATED the    day of            , 1997.  (Note 2)



-------------------------    -------------------------------
Name of Shareholder          Signature of Shareholder
(Please Print)

NOTES:

1. IN THE EVENT THAT NO SPECIFICATION HAS BEEN MADE WITH RESPECT TO VOTING FOR OR VOTING AGAINST OR WITHHOLDING FROM VOTING ON THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION (ITEM 1), THE PROXY NOMINEE IS INSTRUCTED TO VOTE FOR THE SHARES REPRESENTED BY THIS FORM OF PROXY FOR ITEM 1. The full text of this proposed amendment is set forth in the proxy statement which accompanies this form of proxy.

2. This form of proxy must be dated and signed by the shareholder or his attorney authorized in writing or, if the shareholder is a corporation, under its corporate seal, or by an officer or attorney thereof duly authorized. If this form of proxy is not dated in the space provided above, it will be deemed to bear the date on which this form of proxy is mailed to the shareholder.